UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2012, StoneMor GP LLC, a Delaware limited liability company and the general partner (the “Company”), acting on behalf, of StoneMor Partners L.P., entered into an Executive Restricted Phantom Unit Agreement (the “Agreement”), dated as of November 7, 2012 (the “Grant Date”), with Lawrence Miller, President and Chief Executive Officer of the Company (the “Officer”), pursuant to which the Officer received on a one-time basis 45,000 phantom units (“Phantom Units”) under the StoneMor Partners L.P. Long-Term Incentive Plan, as amended (the “Plan”). Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the Agreement or the Plan.

The Phantom Units are subject to the following vesting schedule: 15,000 Phantom Units vest one year after the Grant Date, another 15,000 Phantom Units vest two years after the Grant Date, and the final 15,000 Phantom Units vest three years after the Grant Date. All of the Phantom Units shall automatically vest upon a Change of Control or the disability or death of the Officer, notwithstanding that the Phantom Units have not otherwise vested under this Agreement, provided that, at the time of such event the Officer is then employed by the Company or any of its Affiliates.

Pursuant to the Agreement, the Phantom Units will be credited to the Officer’s Mandatory Deferred Compensation Account. For each Phantom Unit in the Officer’s Mandatory Deferred Compensation Account, the Company will credit such account solely in Phantom Units with an amount equal to the cash distributions paid on a Common Unit.

No payment of the Mandatory Deferred Compensation Account will be made to the Officer prior to the occurrence of any of the following events, and only to the extent permitted under Section 409A of the Internal Revenue Code of 1986, as amended: (i) separation of the Officer from service; (ii) disability of the Officer; (iii) an unforeseeable emergency with respect to the Officer; (iv) a Change of Control; or (v) death of the Officer.

The Agreement also contains various general provisions customary for this type of grant.

The foregoing summary of the Agreement is qualified by reference to the Agreement, which is incorporated by reference in its entirety hereto and attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Executive Restricted Phantom Unit Agreement Under the StoneMor Partners L.P. Long-Term Incentive Plan, dated as of November 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/ Timothy K. Yost
Name:	Timothy K. Yost
Title:	Chief Financial Officer

Date: November 13, 2012

Exhibit Index

Exhibit No.	Description

10.1	Executive Restricted Phantom Unit Agreement Under the StoneMor Partners L.P. Long-Term Incentive Plan, dated as of November 7, 2012